UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       and
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)

          Reckson Associates Realty Corp. - Maryland               Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                        11-3233650
(State or other jurisdiction of incorporation or organization)   Reckson Operating Partnership, L.P. -
                                                                              11-3233647
                                                                       (IRS Employer ID Number)

                   225 Broadhollow Road                                          11747
                    Melville, New York                                        (Zip Code)
         (Address of principal executive offices)

                                     1-13762
                            (Commission File Number)

                                 (631) 694-6900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On August 3, 2006, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the second quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

      The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      99.1 Reckson Associates Realty Corp. Earnings Press Release, dated August 3, 2006

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     RECKSON ASSOCIATES REALTY CORP.


                                     By: /s/ Michael Maturo
                                         --------------------------------------
                                         Michael Maturo
                                         President, Chief Financial Officer and
                                         Treasurer


                                     RECKSON OPERATING PARTNERSHIP, L.P.

                                     By: Reckson Associates Realty Corp.,
                                         its General Partner


                                     By: /s/ Michael Maturo
                                         --------------------------------------
                                         Michael Maturo
                                         President, Chief Financial Officer and
                                         Treasurer


Date:  August 4, 2006



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